Exhibit 99.1

Gores Holdings VIII, Inc. Receives Expected Notice from Nasdaq Regarding Delayed Quarterly Report

BOULDER, CO, May 27, 2021 – Gores Holdings VIII, Inc. (Nasdaq: GIIX) (the “Company”), announced today that, on May 21, 2021, it received a notice (“Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because the Company failed to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”) with the Securities and Exchange Commission (“SEC”). The Notice has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

As previously disclosed in the Form 12b-25 filed on May 18, 2021 by the Company, on April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “SEC Statement”). As result of the SEC Statement, the Company’s management is reevaluating the accounting treatment of (i) the redeemable warrants that were included in the units issued by the Company in its initial public offering and (ii) the redeemable warrants that were issued in a private placement (collectively, the “Warrants”), and concluded that the Warrants should be reclassified as derivative liabilities.

Under Nasdaq rules, the Company has 60 calendar days from the date of the Notice, or until July 20, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q or until November 15, 2021, to regain compliance. The Company is continuing to review the impacts of the SEC Statement on the Company’s audited balance sheet as of March 1, 2021 and its unaudited financial statements for the quarterly period ended March 31, 2021 and is working diligently to complete the Form 10-Q as soon as reasonably practicable with the intention of regaining compliance.

About Gores Holdings VIII, Inc.

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s strategy is to identify, acquire and, after the initial business combination, to build a company in an industry or sector that complements the experience of its management team and can benefit from their operational expertise.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Words such as “expect,” “estimate,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations regarding the timing of the filing of the Form 10-Q. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including those under “Risk Factors” in the Final Prospectus on Form 424B4, dated February 24, 2021, and filed with the SEC on February 26, 2021, and in subsequent reports filed with the SEC. Most of these factors are outside the Company’s control and are difficult to predict. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

For more information, please contact:

Jennifer Kwon Chou

Managing Director, The Gores Group

(310) 209-3010

jchou@gores.com